                                                                 Exhibit 23.2

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 26, 1997 included in Allied Waste Industries, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this registration statement.

                                                ARTHUR ANDERSEN LLP

Phoenix, Arizona,
  July 11, 1997.